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                                                                    EXHIBIT 10.3


                             CALICO TECHNOLOGY, INC.
                             1995 STOCK OPTION PLAN

                                   ARTICLE ONE

                               GENERAL PROVISIONS

        I.   PURPOSE OF THE PLAN

        This 1995 Stock Option Plan is intended to promote the interests of Calico Technology, Inc., a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

      Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

        II.  ADMINISTRATION OF THE PLAN

             A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

             B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or shares issued thereunder.

        III. ELIGIBILITY

             A. The persons eligible to receive option grants under the Plan are as follows:

                     (i)   Employees,

                     (ii) non-employee members of the Board or the non employee members of the board of directors of any Parent or Subsidiary, and

                     (iii) consultants who provide services to the Corporation (or any Parent or Subsidiary).



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             B. The Plan Administrator shall have full authority to determine which eligible persons are to receive option grants under the Plan, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

        IV.    STOCK SUBJECT TO THE PLAN

             A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 3,238,364 shares.

             B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under the Plan, whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan.

             C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

                                   ARTICLE TWO

                              OPTION GRANT PROGRAM

        I.   OPTION TERMS

        Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

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             A. EXERCISE PRICE.

                     (1) The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                            (i)  The exercise price per share shall not be
less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                            (ii) If the person to whom the option is granted is
a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

                     (2) The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Three and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                            (i)  in shares of Common Stock held for the
requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                            (ii) to the extent the option is exercised for
vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

             B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.




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             C. EFFECT OF TERMINATION OF SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                     (i) Should the Optionee cease to remain in Service for any reason other than Disability or death, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                     (ii) Should such Service terminate by reason of Disability, then the Optionee shall have a period of six (6) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee. However, should such Disability be deemed to constitute Permanent Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable shall be extended by an additional six
(6) months so that the exercise period shall be the twelve (12)-month period following the date of the Optionee's cessation of Service by reason of such Permanent Disability.

                     (iii) Should the Optionee die while holding one or more outstanding options, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have a period of twelve (12) months following the date of the Optionee's death during which to exercise each such option.

                     (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

                     (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

             D. SHAREHOLDER RIGHTS. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

             E. UNVESTED SHARES. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock under the Plan. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise

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price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. The Plan Administrator may not impose a vesting schedule upon any option grant or any shares of Common Stock subject to the option which is more restrictive than twenty percent (20%) per year vesting, beginning one
(1) year after the option grant date. However, this minimum vesting requirement shall not be applicable with respect to any option granted to a Highly-Compensated Person.

             F. FIRST REFUSAL RIGHTS. Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

             G. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

             H. WITHHOLDING. The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

        II.    INCENTIVE OPTIONS

        The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms specified in this Section IL

             A. ELIGIBILITY. Incentive Options may only be granted to Employees.

             B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

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             C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

             D. 10% SHAREHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.

        III.    CORPORATE TRANSACTION

             A. In the event of any Corporate Transaction, each outstanding option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with such Corporate Transaction.

             B. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

             C. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        IV.    CANCELLATION AND REGRANT OF OPTIONS

        The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.



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                                  ARTICLE THREE

                                  MISCELLANEOUS

        I. FINANCING

             The Plan Administrator may permit any Optionee to pay the option exercise price by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. However, any promissory notes delivered by a consultant must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to each Optionee may not exceed the sum of
(i) the aggregate option exercise price payable for the purchased shares plus
(ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise.

        II.    ADDITIONAL AUTHORITY

             The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate; provided, that in no event shall such option be exercisable after the specified expiration of the option term.

        III.    EFFECTIVE DATE AND TERM OF THE PLAN

             A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised until the Plan is approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

             B. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

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        IV. AMENDMENT OF THE PLAN

             A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall, without the consent of the Optionees, adversely affect their rights and obligations under their outstanding options. In addition, the Board shall not, without the approval of the Corporation's shareholders, (i) increase the maximum number of shares issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

             B. Options may be granted under the Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided any such options actually granted may not be exercised until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the excess grants are first made, then any options granted on the basis of such excess shares shall terminate and cease to be outstanding.

        V.   USE OF PROCEEDS

             Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

        VI.    REGULATORY APPROVALS

             The implementation of the Plan, the granting of any option hereunder and the issuance of any shares of Common Stock upon the exercise of any option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

        VII.    NO EMPLOYMENT OR SERVICE RIGHTS

             Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate the Optionee's Service at any time for any reason, with or without cause.

        VIII.     FINANCIAL REPORTS

             The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan,

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unless such individual is a key Employee whose duties in connection with the
Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.








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
                                    APPENDIX

The following definitions shall be in effect under the Plan:

        A. BOARD shall mean the Corporation's Board of Directors.

        B. CODE shall mean the Internal Revenue Code of 1986, as amended.

        C. COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

        D. COMMON STOCK shall mean the Corporation's common stock.

        E. CORPORATE TRANSACTION shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

             (1) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

             (2) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

        F. CORPORATION shall mean Calico Technology, Inc., a California corporation.

        G. DISABILITY shall mean the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

        H. DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

        I. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.



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        J. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

        K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

             (1) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (2) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (3) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

        L. HIGHLY-COMPENSATED PERSON shall mean an Optionee (i) whose compensation per calendar year from the Corporation (or any Parent or Subsidiary) equals or exceeds Sixty Thousand Dollars ($60,000) in the aggregate and (ii) who has previously received one or more option grants under the Plan.

        M. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

        N. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

        O. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

        P. OPTIONEE shall mean any person to whom an option is granted under the Plan.

        Q. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of

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the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        R. PLAN shall mean the Corporation's 1995 Stock Option Plan, as set forth in this document.

        S. PLAN ADMINISTRATOR shall mean either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan.

        T. QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

        U. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant, except to the extent otherwise specifically provided in the documents evidencing the option grant.

        V. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

        W. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        X. 10% SHAREHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).








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
                             CALICO TECHNOLOGY, INC.
                             STOCK OPTION AGREEMENT


                                    RECITALS

        A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants who provide services to the Corporation (or any Parent or Subsidiary).

        B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

        C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

        NOW, THEREFORE, it is hereby agreed as follows:

        1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

        2. Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5, 6 or 17.

        3. Limited Transferability. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, if this option is designated a Non-Statutory Option in the Grant Notice, then this option may also be assigned in accordance with the terms of a Qualified Domestic Relations Order. If so assigned, the assigned option shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

        4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the

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
option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5, 6 or 17.

        5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

             (a) Should Optionee cease to remain in Service for any reason (other than death or Disability) while this option is outstanding, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

             (b) Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option. Such right shall lapse and this option shall cease to be outstanding upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the Expiration Date.

             (c) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee shall have a period of six (6) months (commencing with the date of such cessation of Service) during which to exercise this option. However, should such Disability be deemed to constitute Permanent Disability, then the period during which this option is to remain exercisable shall be extended by an additional six (6) months so that the exercise period shall be the twelve (12)-month period following the date of Optionee's cessation of Service by reason of such Permanent Disability. In no event shall this option be exercisable at any time after the Expiration Date.

        Note: Exercise of this option on a date later than three (3) months following cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability constitutes Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a Non-Statutory Option upon exercise.

             (d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. To the extent Optionee is not vested in the Option Shares at the time of Optionee's cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.


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
        6. Special Termination of Option.

             (a) In the event of a Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or parent thereof in connection with such Corporate Transaction.

             (b) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

             (c) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

        8. Shareholder Rights. The holder of this option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

        9. Manner of Exercising Option.

             (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                     (i) Execute and deliver to the Corporation a Purchase Agreement for the Option Shares for which the option is exercised.

                     (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                             (A)   cash or check made payable to the
Corporation; or

                             (B) a promissory note payable to the Corporation,
but only to the extent approved by the Plan Administrator in accordance with Paragraph 14.

        Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

                             (C) in shares of Common Stock held by Optionee (or
any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                             (D) to the extent the option is exercised for
vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

        Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.

                     (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                     (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

                     (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

             (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

             (c) In no event may this option be exercised for any fractional shares.

        10. REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

        11. Compliance with Laws and Regulations.

             (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

             (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

        12. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

        13. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

        14. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a promissory note. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.(1)

        15. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

        16. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

        17.  Shareholder Approval.

             (a) The grant of this option is subject to approval of the Plan by the Corporation's shareholders within twelve (12) months after the adoption of the Plan by the Board. Notwithstanding any provision of this Agreement to the contrary, this option may not be exercised in whole or in part until such shareholder approval is obtained. In the event that such shareholder approval is not obtained, then this option shall terminate in its entirety and Optionee shall have no further rights to acquire any Option Shares hereunder.

             (b) If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option shall be void with respect to such excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

      18. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

             (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.











-----------------

(1) Authorization of payment of the Exercise Price by a promissory note under such provisions may under currently proposed Treasury Regulations, result in the loss of incentive stock option treatment under the Federal tax laws.

             (b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which this option is not to be assumed, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

             (c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                                    APPENDIX

        The following definitions shall be in effect under the Agreement:

        A. Agreement shall mean this Stock Option Agreement.

        B. Board shall mean the Corporation's Board of Directors.

        C. Code shall mean the Internal Revenue Code of 1986, as amended.

        D. Common Stock shall mean the Corporation's common stock.

        E. Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

             (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

             (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

        F. Corporation shall mean Calico Technology, Inc., a California corporation.

        G. Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute PERMANENT DISABILITY in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

        H. Domestic Relations Order shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

        I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        J. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

        K. Exercise Price shall mean the exercise price per share as specified in the Grant Notice.

        L. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

        M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

             (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

        N. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

        O. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

        P. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

        Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

        R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

        S. Option Shares shall mean the number of shares of Common Stock subject to the option.

        T. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

        U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        V. Plan shall mean the Corporation's 1995 Stock Option Plan.

        W. Plan Administrator shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for the administration of the Plan.

        X. Purchase Agreement shall mean the stock purchase agreement in substantially the form of Exhibit B to the Grant Notice.

        Y. Qualified Domestic Relations Order shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

        Z. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant.

        AA. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

        AB. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                             CALICO TECHNOLOGY, INC.
                            STOCK PURCHASE AGREEMENT

        AGREEMENT made as of this ____ day of __________ 19__, by and among Calico Technology, Inc., a California corporation, _________________ Optionee under the Corporation's 1995 Stock Option Plan, and ______________, Optionee's spouse.

        All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

        A.      Exercise of Option

                1. Exercise. Optionee hereby purchases __________ shares of Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on ______________, 199_ (the "Grant Date") to purchase up to __________ shares of Common Stock under the Plan at the exercise price of $__________ per share (the "Exercise Price").

                2. Payment. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

                3. Delivery of Certificates. The certificates representing any Purchased Shares which are subject to the Repurchase Right shall be held in escrow in accordance with the provisions of this Agreement.

                4. Shareholder Rights. Until such time as the Corporation exercises the Repurchase Right, the First Refusal Right or the Special Purchase Right, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, including the Purchased Shares held in escrow hereunder, subject, however, to the transfer restrictions of Articles B and C.

        B.      Securities Law Compliance

                1. Restricted Securities. The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

                2. Restrictions on Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

                      a. Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

                      b. Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

                      c. Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that
(a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

                      d. Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares pursuant to the provisions of the Rules of the California Corporations Commissioner identified in Paragraph B.4.

        The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

                   3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

                      a. "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a no action' letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

                      b. "It is unlawful to consummate a sale or transfer of this security, or any interest therein, or to receive any consideration therefor, without the prior written consent of the Commissioner of Corporations of the State of California, except as permitted in the Commissioner's Rules."

                      c. "The shares represented by this certificate are subject to certain repurchase rights and rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated, __________, 199 _ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

                   4. Receipt of Commissioner Rules, Optionee hereby acknowledges receipt of a copy of Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached as Exhibit II to this Agreement.

        C.      Transfer Restrictions

                1. Restriction on Transfer. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise disposed of in contravention of the First Refusal Right, the Market Stand-Off or the Special Purchase Right.

                2. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to
(i) the Repurchase Right, (ii) the First Refusal Right and (iii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

                3. Market Stand-Off.

                      a. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

                      b. Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Corporation are also subject to similar restrictions.

                      c. Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

                      d. In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

        D.   Repurchase Right

                1. Grant. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Exercise Price all or (at the discretion of the Corporation and with the consent of Optionee) any portion of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule (such shares to be hereinafter referred to as the "Unvested Shares").

                2. Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the sixty (60)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner.

                3. Termination of the Repurchase Right The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule. All Purchased Shares as to which the

Repurchase Right lapses shall, however, remain subject to (i) the First Refusal Right, (ii) the Market Stand-Off and (iii) the Special Purchase Right.

                4. Aggregate Vesting Limitation. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the "Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

                5. Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

         E.    Right of First Refusal

                1. Grant. The Corporation is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which Optionee has vested in accordance with the Vesting Schedule. For purposes of this Article E, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

                2. Notice of Intended Disposition. In the event any Owner of Purchased Shares in which Optionee has vested desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Corporation written notice (the "Disposition Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

                3. Exercise of the First Refusal Right. The Corporation shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five
(25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

     Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

                4. Non-Exercise of the First Refusal Right. In the event the Exercise Notice is not given to Owner prior to the expiration of the twenty-five
(25) day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares free and clear of the Repurchase Right and the First Refusal Right, but the acquired shares shall remain subject to the provisions of Article B and Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

                5. Partial Exercise of the First Refusal Right. In the event the Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) business days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

                      a. sale or other disposition of all the Target Shares to the third party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph E.4, as if the Corporation did not exercise the First Refusal Right; or

                      b. sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph E.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

         Failure of Owner to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

                6. Recapitalization/Reorganization.

                      a. Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

                      b. In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

                7. Lapse. The First Refusal Right shall lapse upon the earliest to occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars ($10,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

           F. Marital Dissolution or Legal Separation

                1. Grant. In connection with the dissolution of Optionee's marriage or the legal separation of Optionee and Optionee's spouse, the Corporation shall have the right (the "Special Purchase Right") to purchase from Optionee's spouse, in accordance with the provisions of Paragraph F.3, all, or at the discretion of the Corporation and with the consent of Optionee's spouse any portion, of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

          2. Notice of Decree or Agreement. Optionee shall promptly provide the Corporation with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of Optionee and Optionee's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree or order of dissolution or contract or agreement between Optionee and Optionee's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

          3. Exercise of the Special Purchase Right. The Special Purchase Right shall be exercisable by delivery of written notice (the "Purchase Notice") to Optionee and Optionee's spouse within thirty (30) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased by the Corporation, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice) and the Fair Market Value to be paid for such Purchased Shares. Optionee (or Optionee's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Corporation the certificates representing the shares to be purchased. The Corporation shall, concurrently with the receipt of the stock certificates, pay to Optionee's spouse (in cash or cash equivalents) an amount equal to the Fair Market Value specified for such shares in the Purchase Notice.

     If Optionee's spouse does not agree with the Fair Market Value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation and the spouse. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two (2) appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Corporation and Optionee's spouse. The closing shall then be held on the fifth
(5th) business day following the completion of such appraisal; provided, however, that if the appraised value is more than twenty-five percent (25%) greater than the Fair Market Value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five (5) business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse. In the event the Corporation so revokes its election, the Corporation shall bear the entire cost of the appraisal.

          4. Lapse. The Special Purchase Right shall lapse upon the earlier to occur of (i) the lapse of the First Refusal Right or (ii) the expiration of the exercise period specified in Paragraph F.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

     G.   Escrow

          1. Deposit. Upon issuance, the certificates for the Purchased Shares which are subject to the Repurchase Right shall be deposited in escrow with the Corporation to be held in accordance with the provisions of this Article G. Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate in the form of Exhibit 1. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporation pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Paragraph G.3. Upon delivery of the certificates (or other assets and securities) to the Corporation, Owner shall be issued a receipt acknowledging the number of Purchased Shares (or other assets and securities) delivered in escrow.

          2. Recapitalization/Reorganization. Any new, substituted or additional securities or other property which is by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately delivered to the Corporation to be held in escrow under this Article
G. but only to the extent the Purchased Shares are at the time subject to the escrow requirements hereunder. However, all regular cash dividends on the Purchased Shares (or other securities at the time held in escrow) shall be paid directly to Owner and shall not be held in escrow.

          3. Release/Surrender. The Purchased Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms relating to their release from escrow or their surrender to the Corporation for repurchase and cancellation:

               a. Should the Corporation elect to exercise the Repurchase Right with respect to any Unvested Shares, then the escrowed certificates for those Unvested Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Corporation concurrently with the payment to Owner of an amount equal to the aggregate Exercise Price for such Unvested Shares, and Owner shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities attributable thereto).

               b. Should the Corporation elect to exercise the First Refusal Right with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for those Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Corporation concurrently with the payment of the Paragraph E.3 purchase price for such Target Shares to Owner, and Owner shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities attributable thereto).

                      c. Should the Corporation elect not to exercise the Repurchase Right with respect to any Unvested Shares or the First Refusal Right with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for those shares (together with any other assets or securities attributable thereto) shall be released to Owner.

                      d. As the Purchased Shares (or any other assets or securities attributable thereto) vest in accordance with the Vesting Schedule, the certificates for those vested shares (as well as all other vested assets and securities) shall be released from escrow upon Owner's request, but not more frequently than once every six (6) months.

                      e. All Purchased Shares which vest (and any other vested assets and securities attributable thereto) shall be released within thirty (30) days after the earlier to occur of (a) Optionee's cessation of Service or (b) the lapse of the First Refusal Right.

                      f. All Purchased Shares (or other assets or securities) released from escrow shall nevertheless remain subject to (a) the First Refusal Right, to the extent such right has not otherwise lapsed, (b) the Market Stand-Off, until such restriction terminates, and (c) the Special Purchase Right, to the extent such right has not otherwise lapsed.

        H. Special Tax Election. The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided by filing an election under Code Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit III. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

        I. General Provisions

                1. Assignment. The Corporation may assign the Repurchase Right, the First Refusal Right and/or the Special Purchase Right to any person or entity selected by the Board, including (without limitation) one or more shareholders of the Corporation.

        If the assignee of the Repurchase Right is other than (i) a wholly owned subsidiary of the Corporation or (ii) the parent corporation owning one hundred percent (100%) of the Corporation's outstanding capital stock, then such assignee must make a cash payment to the Corporation, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the Fair Market Value of the Purchased Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for the Purchased Shares.

                2. No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

                3. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

                4. No Waiver. The failure of the Corporation in any instance to exercise the Repurchase Right, the First Refusal Right or the Special Purchase Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee or Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

                5. Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

           J.    Miscellaneous Provisions

                1. Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

                2. Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

                3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State's conflict of--laws rules.

                4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                5. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

                6. Power of Attorney. Optionee's spouse hereby appoints Optionee his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                    CALICO TECHNOLOGY, INC.

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------
                                    Address:
                                            -----------------------------------



                                    -------------------------------------------
                                    OPTIONEE


                                    Address:
                                            -----------------------------------

                                    -------------------------------------------


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